united states

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 16, 2015 (June 15, 2015)

internet america, INC.

(Exact name of registrant as specified in its charter)

Texas	001-25147	86-0778979
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6210 Rothway Street, Suite 100 Houston, Texas	77040
(Address of principal executive offices)	(Zip Code)

    (713) 968-2500

(Registrant’s telephone number,
including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously reported, on April 17, 2015, the Company and the Purchaser entered into an asset purchase agreement (the “Purchase Agreement”) pursuant to which the Company agreed to sell substantially all of the Company’s wireless and other internet service assets required for operating the Company’s wireless broadband and internet service business as well as certain real property (collectively, the “Assets”) to the Purchaser and the Purchaser agreed to assume certain liabilities of the Company, including certain leases and deferred revenue in exchange for a cash purchase price of $13,500,000, subject to various purchase price adjustments (the “Asset Sale”). On June 15, 2015, the Company completed the Asset Sale with an effective date of June 1, 2015.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on April 21, 2015 and is incorporated herein by reference.

Item 8.01 Other Events.

The Company’s Board of Directors recently approved a plan of liquidation (the “Plan of Liquidation”) intended to accomplish the liquidation of the Company in accordance with the applicable provisions of the Texas Business Organizations Code, including Subchapter K of Chapter 21 (including Sections 21.501 through 21.504) and Chapter 11. At a special meeting of shareholders that took place on June 11, 2015, the shareholders of the Company approved the Plan of Liquidation. Following this shareholder approval, the Plan of Liquidation became effective on June 15, 2015 when the Asset Sale was completed.

The foregoing description of the Plan of Liquidation is qualified in its entirety by reference to the full text of the Plan of Liquidation, a copy of which is attached to this Current Report on Form 8-K as Exhibit 2.2 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

2.1	Asset Purchase Agreement by and between Internet America, Inc., as Seller, and AirCanopy Internet Services, Inc., as Purchaser, dated April 17, 2015. The exhibits and schedules to the Asset Purchase Agreement have been omitted pursuant to Item 601(b) of Regulation S-K. A copy of the omitted exhibits and schedules will be furnished to the U.S. Securities and Exchange Commission upon request (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on April 21, 2015).

2.2	Plan of Liquidation of Internet America, Inc. effective as of June 15, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 16, 2015
INTERNET AMERICA, INC.

	By:	/s/ William E. Ladin, Jr.
William E. Ladin, Jr.
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Asset Purchase Agreement by and between Internet America, Inc., as Seller, and AirCanopy Internet Services, Inc., as Purchaser, dated April 17, 2015. The exhibits and schedules to the Asset Purchase Agreement have been omitted pursuant to Item 601(b) of Regulation S-K. A copy of the omitted exhibits and schedules will be furnished to the U.S. Securities and Exchange Commission upon request (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on April 21, 2015).

2.2	Plan of Liquidation of Internet America, Inc. effective as of June 15, 2015.